FREEPORT-MCMORAN

POWERED BY COPPER

1st Quarter 2018 Earnings Conference Call

April 24, 2018


fcx.com
FCX LISTED NYSE
ICMM
International Council on Mining & Metals

Cautionary Statement Regarding Forward-Looking Statements

POWERED BY COPPER

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, operating cash flows, capital expenditures, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold and molybdenum price changes, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, and share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of our Board of Directors (Board) and will depend on our financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; production rates; potential inventory adjustments; potential impairment of long-lived mining assets; the outcome of negotiations with the Indonesian government regarding PT Freeport Indonesia's (PT-FI) long-term mining rights; the potential effects of violence in Indonesia generally and in the province of Papua; industry risks; regulatory changes; political risks; labor relations; weather- and climate-related risks; environmental risks (including resolution of the administrative sanctions and other environmental matters pending before the Indonesian Ministry of Environment and Forestry); litigation results (including the final disposition of Indonesian tax disputes and the outcome of Cerro Verde's royalty dispute with the Peruvian national tax authority); and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC. With respect to FCX's operations in Indonesia, such factors include whether PT-FI will be able to resolve complex regulatory matters in Indonesia by June 30, 2018, or obtain an extension of its temporary IUPK after June 30, 2018.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material and potential resources not included in proven and probable mineral reserves. Mineralized material is a mineralized body that has been delineated by appropriately spaced drilling and/or underground sampling to support the estimated tonnage and average metal grades. Such a deposit cannot qualify as recoverable proven and probable reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development costs, unit costs, grades, recoveries and other material factors. Our estimates of potential resources are based on geologically reasonable interpolation and extrapolation of more limited information than is used for mineralized material (measured and indicated) and requires higher copper prices. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineralized material and potential resources not included in reserves will become proven and probable reserves.

This presentation also contains certain financial measures such as unit net cash (credits) costs per pound of copper and molybdenum, net debt and adjusted EBITDA which are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, reconciliations of unit net cash costs per pound of copper and molybdenum to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 1Q18 press release, which are also available on FCX's website, "fcx.com." Net debt equals gross debt less cash. A reconciliation of adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included on slide 27.

"Powered by Copper"


POWERED
BY COPPER
FREEPORT-MCMORAN
2017 ANNUAL REPORT

- Well-Placed to Benefit from Industry-Leading Position in Copper
- Long-Lived, Geographically Diverse Reserves and Resources
- Strong Cash Flows Underpinned by Large-Scale Production Capacity and Ongoing Cost Management
- Attractive Inventory of Potential New Low-Risk Development Projects Largely Focused in the Americas
- Highly Qualified and Proven Technical Team to Execute Strategy
- Focused on Generating Long-Term Values for Shareholders

Financial Policy

POWERED BY COPPER

- **Significant Deleveraging Over Last Two Years**
- **Positive Market to Enable Further Debt Reduction & Enhanced Returns to Shareholders**
- **Disciplined Approach to Investing in Attractive Growth Projects**
- **Board Action to Reinstate Cash Dividend on Common Stock**
  - Declared a Quarterly Dividend of $0.05/share
  - Initial Quarterly Dividend to be Paid on May 1, 2018
- **Board Reviews Financial Policy on an Ongoing Basis**

Balanced Approach


Additional Deleveraging
Cash Returns to Shareholders
Disciplined Investments

See Cautionary Statement.

1Q18 Highlights

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- **Maintained Focus on Productivity, Cost Management and Capital Discipline**
- **Unit Net Cash Costs: $0.98/lb 29% Below 1Q17**
- **Cash Flows Exceeded CAPEX by ~$1 bn**
- **Repaid $2.0 bn in debt YTD, Including $0.45 bn in April**
- **Advancing Development Activities**

Consolidated Results ($ in bn)



$1.4
Operating Cash Flow
$0.4
CAPEX*

Copper Sales: 993 mm lbs
Gold Sales: 610k ozs
Molybdenum Sales: 24 mm lbs

** Includes $250 mm for major projects*

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Copper Market Commentary

- **Real Demand Growing in Key Regions**
  - **Positive Momentum Continues in China**
  - **U.S. and Europe Healthy - Autos and Construction**
  - **Cathode Consumption Increasing with Tighter Scrap Availability**
- **Supply Constraints Continue**
  - **Absence of Major Projects in the Pipeline**
  - **Concentrate Market Expected to Remain Tight**
  - **Exchange Stocks Currently Higher, but Offset by Lower Chinese Bonded Stocks**
- **Long-Term Fundamentals Increasingly Strong**
  - **Deficits Appear Inevitable**
  - **Wood Mackenzie Estimates 4.5Mt/a of New Projects Required Over the Next Decade**
  - **7-10 Year Lead Time**
    - **Actionable Projects are Scarce**
  - **Global Low Carbon Environment Positive for Copper**
    - **Electric Vehicles, Renewable Energy, Energy Efficiency**

POWERED BY COPPER

Indonesia Update

- **Parties Have Agreed to a Framework for Long-Term Resolution**


FCX / JV Partner
51% Divestment @ FMV;
Development of New Smelter
GoI
Extension of Long-Term Mining
Rights with Fiscal and Legal Certainty

- **1st Quarter Milestones**
  - **Significant Progress on Fiscal Terms for Extension Period**
  - **Substantial Completion of Due Diligence Activities**
  - **Divestment Discussions Including Inalum & JV Partner**

- **Open Items**
  - **Agreement on Divestment Terms**
  - **Negotiation of Shareholders Agreement**
  - **Form of Stability Agreement**
  - **Resolution of Environmental Claims**

- **Parties Motivated to Complete Negotiations and Required Documentation as Quickly as Possible**

Grasberg Block Cave – Key Milestones

Reserves YE 2017

- 963mm t @ 1.01% Cu & 0.72 g/t Au

Completed to Date

✓ +226 km of Development
✓ Mine Access
✓ Service Shaft
✓ Initial Fans & Vent Infrastructure
✓ Rail Connection
✓ Crusher #1
✓ Batch Plant
✓ Train & Track Commissioning (In 1Q18)
✓ Commissioning of Unloading Station (In 1Q18)

Near-Term Objectives

- 22 km of Development remaining in 2018
- Complete Rail & Ore Flow Systems in 2H18
- First Tonne of Ore to Mill via Rail & Conveyer 3Q18
- Complete Key Fixed Facilities
- Complete 200+ Drawpoints for Cave Initiation
- First Undercut Blasting Expected in 4Q18
- First Cave Production Expected in 1H19

See Cautionary Statement.


Dry Commissioned Rail Unloading Station


Train & Track Commissioning With Loaded Rail Car

Deep MLZ Commissioning

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- Reviewing DMLZ Mine Plan in Response to a Continuation of Mining-induced Seismic Activity Over Last Several Months
- Slowing Ramp-up Schedule to Assess Alternatives to Manage Rock Stress in Cave
- This is Not Expected to Affect Longer Term Mine Plans or Ultimate Reserve Recovery
- Revised Forecasts Reflect Modified Mining Plans, which Will Continue to be Reviewed
- DMLZ Rock Types and Geologic Setting is Different from Other Underground Ore Bodies in the District

Lone Star Oxide Development Project

- **12/31/2017 Reserve: 4.4 bn lbs of Copper**
- **$850 mm Project; Utilizes Existing Infrastructure at Safford**
- **Commenced Pre-stripping Activities in 1Q18**
- **Provides Exposure to Large Sulfide Deposit (60+ bn lbs Contained Copper)**
- **Low Execution Risk**
- **First Copper Expected by YE 2020**
- **Key Statistics**
  - Estimated production: ~200 mm lbs/year
  - Mine life: ~20 Years
  - 50% of capital costs are for mine equipment & pre-production stripping
  - Estimated unit cash cost: $1.75/lb
  - After-tax NPV @ 8%: $0 ($2.40 Copper) to $1.2 Billion ($3.50 Copper)

See Cautionary Statement.


Safford Facility
Safford Leach Stockpile
San Juan Pit
Dos Pobres Pit
Lone Star
W
View W-NW
Lone Star is approximately 7 miles from New Leach Stockpile/Safford Facility


Progress as of April 2018

Recent Lone Star Intercepts

Drill Hole	Intercept (m)	% Copper
LS15-224	305	0.63
LS15-242	621	0.83
LS17-257	1213	0.47
LS17-259	1048	0.44
LS17-264	718	0.60
LS17-265	1202	0.63
LS17-266	603	0.56
LS17-267	1479	0.45
LS17-268	717	0.45
LS18-279	576	0.51
LS18-281	48	1.22


LS18-281
LS17-264
LS18-279
LS15-242
LS17-265
LS17-266
LS17-267
Extent of +0.30 % Cu Sulfide Based on Previous drilling
Leach Pit
LS15-224
N
LS17-259
LS17-268
LS17-257
1 km
PLAN VIEW

Americas Development Opportunities

U.S.

- Large footprint with substantial undeveloped sulfide resources
- Significant existing infrastructure provides for Brownfield expansions
- District extensions include:
  - Bagdad
  - Chino/Cobre
  - Lone Star/Safford
  - Morenci
  - Sierrita

South America

- El Abra mill project to develop large sulfide resource
  - Advancing technical studies for concentrator similar to Cerro Verde expansion
- Large footprint at Cerro Verde

Future Development Subject to Market Conditions

(bns of lbs)


62
130
257
Bagdad
Chino/Cobre
El Abra
Lone Star/
Safford
Morenci
Sierrita
Cerro Verde
Other
2P Reserves
@ $2.00 Cu
Including
Mineralized Material*
@ $2.20 Contained Cu
Including
Potential*

**Mineralized material and potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources will become proven and probable reserves. See Cautionary Statement.*

2018e Outlook*

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Sales Outlook	▪ **Copper: 3.8 Billion lbs.** ▪ **Gold: 2.4 Million ozs.** ▪ **Molybdenum: 95 Million lbs.**
Unit Cost of Copper	▪ **Site Production & Delivery: $1.70/lb** ▪ **After By-product Credits(1): $1.01/lb, Including $0.97/lb for 2Q18e**
Operating Cash Flows (2)	▪ **~$5.6 Billion (@ $3.15/lb Copper for 2Q18e – 4Q18e)** ▪ **Each 10¢/lb Change in Copper for Remainder of 2018 = $250 MM**
Capital Expenditures	▪ **$2.0 Billion** • $1.1 Billion for Major Projects, Including $1.0 Billion for Underground Development in Indonesia and Development of Lone Star Oxide Project • $0.9 Billion for Other Mining

(1) Assumes average prices of $1,300/oz gold and $12/lb molybdenum for 2Q18e – 4Q18e.
(2) Assumes average prices of $1,300/oz gold and $12/lb molybdenum for 2Q18e – 4Q18e; each $100/oz change in gold would have an approximate $180 mm impact and each $2/lb change in molybdenum would have an approximate $85 mm impact for the remainder of 2018.
** All projections for 2018 in this presentation assume resolution of PT-FI's long-term mining rights or an extension of PT-FI's temporary IUPK after June 30, 2018.*
e = estimate. See Cautionary Statement.

Sales Profile

Copper Sales (billion lbs)


4
3
2
1
0
3.7
3.8
3.3
4.0
Transition Year
2017
2018e
2019e
2020e - 2021e AVG

Note: Consolidated copper sales include 670 mm lbs in 2017, 675 mm lbs in 2018e, 680 mm lbs in 2019e and 690 mm lbs in 2020e - 2021e avg for noncontrolling interest; excludes purchased copper.

Gold Sales (million ozs)


3
2
1
0
1.6
2.4
0.65
1.45
2017
2018e
2019e
2020e - 2021e AVG

Note: Consolidated gold sales include 144k ozs in 2017, 230k ozs in 2018e, 60k ozs in 2019e, 135k ozs for 2020e-2021e avg for noncontrolling interest.

Molybdenum Sales (million lbs)


100
75
50
25
0
95
95
92
93
2017
2018e
2019e
2020e - 2021e AVG

e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

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(US$ billions)

Average EBITDA ($1,300/oz Gold, $12/lb Molybdenum)



$9
$6
$3
$0
Average
2019e - 2021e
Cu $3.00/lb
Cu $3.25/lb
Cu $3.50/lb

Average Operating Cash Flow Excludes Working Capital Changes ($1,300/oz Gold, $12/lb Molybdenum)



$6
$4
$2
$0
Average
2019e - 2021e
Cu $3.00/lb
Cu $3.25/lb
Cu $3.50/lb

Note: Assumes extension of temporary IUPK and continued exports from Indonesia after 6/30/2018. For 2019e - 2021e average price sensitivities, see slide 25. EBITDA equals operating income plus depreciation, depletion and amortization.
e = estimate. See Cautionary Statement.

Capital Expenditures

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(US$ billions)


$1.4
Major Mining Projects
0.9
Other Mining
0.5
$2.0
1.1*
0.9
$2.3
1.3*
1.0
2017
2018e
2019e

*Major mining projects include CAPEX associated with Grasberg Underground development ($0.75 bn per year in 2018e and 2019e) and Lone Star ($0.22 bn in 2018e and $0.37 bn in 2019e).

Note: Includes capitalized interest; excludes potential spending on new smelter in Indonesia.
e= estimate. See Cautionary Statement.

Strong Execution of Deleveraging Plan


Net Debt* at Varying Copper Prices
(US$ billions)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$20.1
$11.8
$7.9
$6.1
$5.5
$4.9
YE 2015
YE 2016
1Q18
$3.00
$3.25
$3.50
Net Debt/ Adjusted EBITDA
4.6x
2.4x
1.1x
0.8x
0.7x
0.5x
YE 2018e

* Net debt equals gross debt less consolidated cash.
Note: Sensitivity assumes $12/lb molybdenum and $1,300/oz gold for 2Q18e – 4Q18e. Assumes 5¢/share quarterly dividend beginning on May 1, 2018.
e= estimate. See Cautionary Statement.

POWERED
BY COPPER

Reference Slides


FREEPORT-MCMORAN

Financial Highlights

POWERED BY COPPER

Sales Data	1Q18	1Q17
Copper		
Consolidated Volumes (mm lbs)	993	809
Average Realization (per lb)	$3.11	$2.67
Site Production & Delivery Costs (per lb)	$1.67	$1.60
Unit Net Cash Costs (per lb)	$0.98	$1.39
Gold		
Consolidated Volumes (000's ozs)	610	182
Average Realization (per oz)	$1,312	$1,229
Molybdenum		
Consolidated Volumes (mm lbs)	24	24
Average Realization (per lb)	$11.95	$8.71

Financial Results (in billions, except per share amounts)	1Q18	1Q17
Revenues	$4.9	$3.3
Net Income Attributable to Common Stock (1)	$0.7	$0.2
Diluted Net Income Per Share (1)	$0.47	$0.16
Operating Cash Flows (2)	$1.4	$0.8
Capital Expenditures	$0.4	$0.3
Total Debt	$11.6	$15.4
Consolidated Cash	$3.7	$4.0

(1) *After adjusting for net gains of $13 mm (1¢/share), adjusted net income attributable to common stock totaled $679 mm (46¢/share) for 1Q18. For additional information, refer to "Adjusted Net Income" in the supplemental schedules of FCX's 1Q18 press release, which are available on FCX's website.*

(2) *Includes net working capital (uses) sources and timing of other tax payments of $(21) mm for 1Q18 and $189 mm for 1Q17.*

1Q 2018 Mining Operating Summary

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1Q18 Unit Production Costs (per lb of Cu)	North America	South America	Indonesia	Consolidated
Cash Unit Costs (Credits)				
Site Production & Delivery, excluding adjustments	$1.84	$1.78	$1.36	$1.67
By-Product Credits	(0.20)	(0.25)	(2.59)	(0.98)
Treatment Charges	0.10	0.20	0.25	0.17
Royalties & Export Duties	-	0.01	0.35	0.12
Unit Net Cash Costs (Credits)	**$1.74**	**$1.74**	**$(0.63)**	**$0.98**

Sales From Mines for 1Q18 & 1Q17 by Region


North America
384
375
24 (1)
24 (1)
Cu
mm lbs
Mo
mm lbs
1Q18
1Q17
1Q18
1Q17
South America (2)
290
309
1Q18
1Q17
Indonesia (3)
319
125
603
177
Au
000 ozs
1Q18
1Q17
1Q18
1Q17

(1) Includes 6 mm lbs in 1Q18 and 1Q17 from South America.
(2) Silver sales totaled 975 k ozs in 1Q18 and 964 k ozs in 1Q17.
(3) Silver sales totaled 1.2 mm ozs in 1Q18 and 404 k ozs in 1Q17.
NOTE: For a reconciliation of unit net cash costs (credits) per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 1Q18 press release, which is available on FCX's website.

2018e Operating Estimates

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2018e Unit Production Costs (per lb of Cu)	North America	South America	Indonesia	Consolidated
Cash Unit Costs (1)				
Site Production & Delivery (2)	$1.85	$1.69	$1.52	$1.70
By-product Credits	(0.25)	(0.25)	(2.73)	(0.99)
Treatment Charges	0.11	0.19	0.25	0.18
Royalties & Export Duties	-	0.01	0.41	0.12
Unit Net Cash Costs (Credits)	**$1.71**	**$1.64**	**($0.55)**	**$1.01**

2018e Sales by Region



1,475
Cu
mm lbs
95 (3)
Mo
mm lbs
North America
1,205
South America
1,150
2.4 (4)
Au
mm ozs
Indonesia

(1) Estimates assume average prices of $3.15/lb for copper, $1,300/oz for gold and $12/lb for molybdenum for 2Q18e – 4Q18e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(2) Production costs include profit sharing in South America and severance taxes in North America.

(3) Includes molybdenum produced in South America.

(4) Includes gold produced in North America.

Note: e = estimate. See Cautionary Statement.

2018e Quarterly Sales

Copper Sales (million lbs)


1,200
900
600
300
0
993
970
990
875
1Q18
2Q18e
3Q18e
4Q18e

Note: Consolidated copper sales include approximately 166 mm lbs in 1Q18, 170 mm lbs in 2Q18e, 177mm lbs in 3Q18e and 162 mm lbs in 4Q18e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)


750
500
250
0
610
700
690
430
1Q18
2Q18e
3Q18e
4Q18e

Note: Consolidated gold sales include approximately 57k ozs in 1Q18, 68k ozs in 2Q18e, 65k ozs in 3Q18e and 40k ozs in 4Q18e for noncontrolling interest.

Molybdenum Sales (million lbs)


25
20
15
10
5
0
24
24
24
23
1Q18
2Q18e
3Q18e
4Q18e

e = estimate. See Cautionary Statement.

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2017-2022e

POWERED BY COPPER

2018e – 2022e PT-FI Share	Total: 5.4 billion lbs copper Annual Average: 1.1 billion lbs

2018e – 2022e PT-FI Share	Total: 7.6 million ozs gold Annual Average: 1.5 million ozs



Copper, billion lbs
Gold, million ozs
1.0
1.54
2017
1.15
2.42
2018e
0.5
0.65
2019e
Transition Year
1.0
1.3
2020e
1.5
1.6
2021e
1.2
1.6
2022e

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors. Assumes extension of PT-FI's temporary IUPK and continued exports from Indonesia after 6/30/18. e = estimate. Amounts are projections; see Cautionary Statement.

Grasberg Mining District


Grasberg
open pit
Grasberg
Block Cave
Kucing
Liar
Amole
2,900 m elev
DOZ
DMLZ
Big
Gossan
Kucing Liar Spur
Big Gossan Spur
MLA
Grasberg
BC Spur
DMLZ Spur
N

PT-FI History of Block Caving


GBT
IOZ
DOZ
DMLZ

1980's	**GBT block cave mine** *Depleted*
1990's	**IOZ block cave mine** *Depleted*
2000's	**DOZ block cave mine** *Operating*
Future	• **DMLZ** *Start-up* • **Grasberg BC** *In development* • **Kucing Liar** *Future development*

POWERED BY COPPER

2019e - 2021e Sensitivities

(US$ millions)

Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$360	$280
Molybdenum: +/- $1.00/lb	$80	$75
Gold: +/- $50/ounce	$55	$30
Currencies: (1) +/- 10%	$175	$125

(1) U.S. Dollar Exchange Rates: 600 Chilean peso, 13,800 Indonesian rupiah, $0.79 Australian dollar, $1.23 Euro, 3.25 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes. Assumes extension of PT-FI's temporary IUPK and continued exports from Indonesia after 6/30/2018. e = estimate. See Cautionary Statement

FCX Debt Maturities as of 3/31/18

(US$ billions)

Pro forma for Redemption of FCX 6.750% and FMOG 6.875% Senior Notes in April 2018

Total Debt & Cash at 3/31/18

	Actual	PF Call
FCX Revolver	$ -	$ -
Senior Notes	10.4	9.9
Cerro Verde Credit Facility	1.2	1.2
Total Debt	$11.6	$11.1
Consolidated Cash	$ 3.7	$3.2



$8
$6
$4
$2
$0
$0.0
2018
$0.0
2019
$1.0
3.1% Sr. Notes
2020
$1.3
CV Non-recourse
4% Sr. Notes
2021
$2.4
CV Non-recourse
3.55% Sr. Notes
2022
$2.7
3.875% & 6.875% Sr. Notes
2023
$0.8
4.55% Sr. Notes
2024
$2.9
5.40% & 5.45% Sr. Notes and FMC Sr. Notes
Thereafter

Adjusted EBITDA Reconciliation

(in millions)	1Q 2018	12-mos Ended 3/31/18
Net Income Attributable to Common Stock – Continuing Operations	$ 703	$2,265
Interest expense, net	151	785
Income tax provision	506	1,215
Depreciation, depletion and amortization	451	1,776
Loss (gain) on early extinguishment of debt	1	(19)
Net gain on sales of assets	(11)	(69)
Accretion	29	122
Cerro Verde royalties and related net charges	-	203
Other net charges (1)	-	299
Other income, net	(29)	(14)
Net income attributable to noncontrolling interest	125	324
Equity in affiliated companies' net losses (earnings)	2	(4)
Adjusted EBITDA – Continuing Operations	**$1,928**	**$6,883**
Adjusted EBITDA – Discontinued Operations	-	4
FCX Adjusted EBITDA (2)	**$1,928**	**$6,887**

(1) Other net charges for the 12-months ended March 31, 2018, primarily include charges for PT-FI workforce reductions ($104 mm) and net charges to environmental and related litigation reserves ($191 mm).

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.